                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                 WITH RESPECT TO

                     10 1/2% SERIES A SENIOR NOTES DUE 2008
                               CUSIP NO. 75040KAA7
                              CUSIP NO. 750401KAB5
                               CUSIP NO. U7492WAA4

                                       OF

                                RADIOLOGIX, INC.

         This form must be used by a holder of 10 1/2% Series A Senior Notes due 2008 (the "Old Notes") of Radiologix, Inc., a Delaware corporation (the "Company"), who wishes to tender Old Notes to the Exchange Agent in exchange for 10 1/2% Series B Senior Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended, pursuant to the guaranteed delivery procedures described in the "The Exchange Offer -- Guaranteed Delivery Procedures" of the Prospectus, dated ____________, 2002 (the "Prospectus"), and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

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            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
       5:00 P.M., NEW YORK CITY TIME, ON _________, 2002 (THE "EXPIRATION
             DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH
         CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST TIME AND
           DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY
             BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                       To: U.S. BANK NATIONAL ASSOCIATION
                             (the "Exchange Agent")

By Overnight Courier or Hand Delivery:                      By Registered or Certified Mail:
-------------------------------------                       -------------------------------
U.S. Bank National Association                              U.S. Bank National Association
180 East Fifth Street                                       180 East Fifth Street
St. Paul, Minnesota 55101                                   St. Paul, Minnesota 55101
Attention: Specialized Finance Department                   Attention: Specialized Finance Department
Corporate Trust Services                                    Corporate Trust Services

By Facsimile (eligible institutions only):                  Confirm by Telephone:
-----------------------------------------                   --------------------
(651) 244-1537                                              (800) 934-6802

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS NOTICE OF GUARANTEED DELIVERY AND IN THE LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS NOTICE OF GUARANTEED DELIVERY AND THE LETTER OF TRANSMITTAL ARE COMPLETED.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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


LADIES AND GENTLEMEN:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

         The undersigned understands that tenders of Old Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after the Expiration Date. Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date or if the Exchange Offer is terminated or as otherwise provided in the Prospectus.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

         The undersigned hereby tenders the Old Notes listed below:

-------------------------------------------------------- ------------------------------ ----------------------------
   Certificate Number(s) (if known) of Old Notes or
 if Old Notes will be delivered by book-entry transfer        Aggregate Principal           Aggregate Principal
  at the Depository Trust Company, insert Account No.         Amount Represented              Amount Tendered
-------------------------------------------------------- ------------------------------ ----------------------------
-------------------------------------------------------- ------------------------------ ----------------------------

-------------------------------------------------------- ------------------------------ ----------------------------

-------------------------------------------------------- ------------------------------ ----------------------------

---------------------------------------------------------------------------------------------------------------------

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                            PLEASE SIGN AND COMPLETE

Signatures of Registered Holder(s) or
Authorized Signatory:                       Date:        , 2002
                      ------------------         --------

----------------------------------------

Name of Registered Holder(s):               Address:
                             -----------            ----------------------------

----------------------------------------    ------------------------------------

                                            Area Code and Telephone No.:
                                                                        ------
-------------------------------------------------------------------------------

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         This Notice of Guaranteed Delivery must be signed by the holder(s)
exactly as the name(s) appear(s) on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
Capacity (full title):
                      ----------------------------------------------------------
Address(es):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

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

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                                    GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a firm which is a member of a recognized signature guarantee medallion program and is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Depository Trust Company pursuant to the procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             -------------------------         ---------------------------------
Address:                                              Authorized Signature
        ------------------------------
                                               Name:
--------------------------------------              ----------------------------
Area Code and Telephone No.:                   Title:
                            ----------               ---------------------------
                                               Date:                      , 2002
                                                    ----------------------
--------------------------------------------------------------------------------

            DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF
             OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED
                     BY, AN EXECUTED LETTER OF TRANSMITTAL.


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


                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

       1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

       2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

       If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

       If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Notice of Guaranteed Delivery evidence satisfactory to the Company and the Guarantor of such person's authority to so act.

       3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.


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